Exhibit 99.1

                                                 Contact: Adam Hollingsworth
                                                              (904) 366-2949
                                                                  Gary Sease
                                                              (904) 359-1719

         CSX CORPORATION ANNOUNCES STREAMLINING OF MANAGEMENT STRUCTURE
             Changes Speed of Decision Making, Improves Productivity

         JACKSONVILLE, Fla., Nov.10, 2003 - CSX Corporation (NYSE: CSX) announced today that it will be streamlining the management structure at a number of its companies, eliminating organizational layers and realigning certain functions. This effort will allow CSX companies to more effectively serve customers, meet revenue growth goals and improve productivity.
         "Our goal is to create smaller, more responsive and streamlined organizations focused on driving operating income up and better realizing our full potential. This effort will allow us to deliver stronger results more quickly," said Michael J. Ward, CSX's chairman, president and chief executive officer.
         The process now underway is the result of an organizational assessment focused on management efficiency and processes, clarity of roles and responsibilities and departmental structure. The streamlining will reduce management layers from 11 to no more than eight and increase the number of direct reports for many managers.
         This streamlining will also reduce the non-union workforce by 800 to 1,000 people. No positions were eliminated today. Those reductions will be made over the next six months through a structured process, one layer at a time, beginning at the top of each organization. Outplacement services and benefits will be provided to those who do not have a place in the redesigned organization. The estimated cost of the program is expected to be in the range of $60 million to $80 million, most of which will be recognized over the next two quarters. The full effect of the savings will be realized mid next year.
         "Despite tremendous successes in growing our revenue over the past three years, I am not satisfied with our efforts to control costs and improve productivity. The initiative announced today will result in broad changes in the way we do business," Ward said.
         Ward continued, "We will put managers and decisions closer to our customers, increase accountability at every level and establish a far more competitive cost structure. Throughout this effort, we will use a thoughtful and disciplined approach that respects the dignity and contributions of all our employees."
         CSX Corporation, based in Jacksonville, Fla. owns one of the largest rail networks in the United States. CSX Transportation Inc., and its 34,000 employees provide rail transportation services over a 23,000 route-mile network in 23 states, the District of Columbia and two Canadian provinces. CSX Corporation also provides intermodal and global container terminal operations through other subsidiaries.

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         This press release and other statements by the Company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "project," and similar expressions. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements.

         Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others: (i) the Company's success in implementing its financial and operational initiatives, (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; and
(iv) the outcome of claims and litigation involving or affecting the Company. Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company's SEC reports, accessible on the SEC's website at www.sec.gov and the Company's website at www.csx.com.